Exhibit 99.1

B&G Foods Announces Pricing and Upsizing
of Public Offering of Senior Notes

PARSIPPANY, N.J., September 12, 2019 — B&G Foods, Inc. (NYSE: BGS) announced today the pricing of a registered public offering of $550.0 million aggregate principal amount of 5.25% senior notes due 2027 at a price to the public of 100% of their face value. The offering has been upsized from the previously announced amount of $450.0 million. The notes will be guaranteed on a senior unsecured basis by certain subsidiaries of B&G Foods. The offering is expected to close on September 26, 2019, subject to customary closing conditions.

B&G Foods estimates that the net proceeds from the offering will be approximately $542.6 million after deducting underwriting discounts and other fees and expenses related to the offering. B&G Foods intends to use the proceeds of the offering, together with the proceeds of additional borrowings under B&G Foods’ proposed first lien senior secured term loan facility, to redeem all of B&G Foods’ outstanding 4.625% senior notes due 2021, repay a portion of B&G Foods’ borrowings under its revolving credit facility, pay related fees and expenses and for general corporate purposes.

Barclays, Deutsche Bank Securities, RBC Capital Markets, BofA Merrill Lynch, BMO Capital Markets, Goldman Sachs & Co. LLC, J.P. Morgan, and Credit Suisse are acting as joint bookrunning managers, and Capital One Securities, Citigroup, Citizens Capital Markets, Rabo Securities and TD Securities are acting as co-managers.

This press release does not constitute a redemption notice with respect to the 4.625% senior notes and shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering is being made only by means of a prospectus and the related prospectus supplement included as part of an effective shelf registration statement previously filed with the Securities and Exchange Commission.

Interested persons may obtain copies of the prospectus and the related prospectus supplement from the Securities and Exchange Commission’s website at www.sec.gov or by contacting any of the joint bookrunning managers, including: Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by emailing Barclaysprospectus@broadridge.com or calling 888-603-5847; Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005-2836, Attn: Prospectus Group, by emailing prospectus.cpdg@db.com or calling telephone (800) 503-4611; RBC Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, NY 10281-8098, Attn: DCM Transaction Management, by calling (866) 375-6829; BofA Merrill Lynch, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, by emailing dg.prospectus_requests@baml.com; BMO Capital Markets Corp., 115 S. LaSalle, Chicago, IL, 60603, Floor 36, Attn: High Yield Syndicate, by calling (212) 702-1882; Goldman Sachs & Co. LLC, Attn: Prospectus Department, at 200 West Street, New York, NY 10282, telephone: 866-471-2526, fax: 212-902-9316 or email: prospectus-ny@ny.email.gs.com; J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by calling (866) 803-9204; and Credit Suisse Securities (USA) LLC, One Madison Avenue, New York, NY 10010, Attn: Prospectus Department, by emailing newyork.prospectus@credit-suisse.com or calling 1-800-221-1037.

About B&G Foods, Inc.

Based in Parsippany, New Jersey, B&G Foods and its subsidiaries manufacture, sell and distribute high-quality, branded shelf-stable and frozen foods across the United States, Canada and Puerto Rico.  With B&G Foods’ diverse portfolio of more than 50 brands you know and love, including Back to Nature, B&G, B&M, Cream of Wheat, Green Giant, Las Palmas, Le Sueur, Mama Mary’s, Maple Grove Farms, Mrs. Dash, New York Style, Ortega, Polaner, SnackWell’s, Spice Islands and Victoria, there’s a little something for everyone.

Forward-Looking Statements

Statements in this press release that are not statements of historical or current fact constitute “forward-looking statements.” The forward-looking statements contained in this press release include without limitation statements related to B&G Foods’ offer of senior notes, the proposed term loan financing and the use of proceeds of such senior notes offering and term loan financing, including the redemption of the 4.625% senior notes due 2021. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of B&G Foods to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “believes,” “belief,” “expects,” “projects,” “intends,” “anticipates,” “assumes,” “could,” “should,” “estimates,” “potential,” “seek,” “predict,” “may,” “will” or “plans” and similar references to future periods to be uncertain and forward-looking. Factors that may affect actual results include, without limitation: the Company’s substantial leverage; the effects of rising costs for the Company’s raw materials, packaging and ingredients; crude oil prices and their impact on distribution, packaging and energy costs; the Company’s ability to successfully implement sales price increases and cost saving measures to offset any cost increases; intense competition, changes in consumer preferences, demand for the Company’s products and local economic and market conditions; the Company’s continued ability to promote brand equity successfully, to anticipate and respond to new consumer trends, to develop new products and markets, to broaden brand portfolios in order to compete effectively with lower priced products and in markets that are consolidating at the retail and manufacturing levels and to improve productivity; the risks associated with the expansion of the Company’s business; the Company’s possible inability to identify new acquisitions or to integrate recent or future acquisitions or the Company’s failure to realize anticipated revenue enhancements, cost savings or other synergies; tax reform and legislation, including the effects of the U.S. Tax Cuts and Jobs Act; the Company’s ability to access the credit markets and the Company’s borrowing costs and credit ratings, which may be influenced by credit markets generally and the credit ratings of the Company’s competitors; unanticipated expenses, including, without limitation, litigation or legal settlement expenses; the effects of currency movements of the Canadian dollar and the Mexican peso as compared to the U.S. dollar; the effects of international trade disputes, tariffs, quotas, and other import or export restrictions on the Company’s international procurement, sales and operations; future impairments of the Company’s goodwill and intangible assets; the Company’s ability to successfully implement a new enterprise resource planning (ERP) system; the Company’s ability to protect information systems against, or effectively respond to, a cybersecurity incident or other disruption; the Company’s sustainability initiatives and changes to environmental laws and regulations; and other factors that affect the food industry generally. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in B&G Foods’ filings with the Securities and Exchange Commission, including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in its subsequent reports on Forms 10-Q and 8-K. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. B&G Foods undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Contacts:

Investor Relations: ICR, Inc. Dara Dierks 866.211.8151	Media Relations: ICR, Inc. Matt Lindberg 203.682.8214